Fees Summary	Nov. 07, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	11,322.79
Total Transaction Valuation	81,989,783.05
Total Offset Amount	0.00
Net Fee	$ 11,322.79